BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund”)

Supplement dated May 28, 2025 to the Statement of Additional Information (“SAI”) of the Fund, dated August 28, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Egon Vavrek, Gordon Fraser, CFA, Kevin Jia and Emily Fletcher, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Egon Vavrek*	2 $80.58 Million	6 $1.89 Billion	2 $2.09 Billion	0 $0	0 $0	0 $0
Gordon Fraser, CFA	0 $0	7 $5.00 Billion	2 $2.00 Billion	0 $0	1 $953.21 Million	0 $0
Kevin Jia	0 $0	3 $3.41 Billion	2 $2.00 Billion	0 $0	0 $0	0 $0
Emily Fletcher, CFA	7 $475.11 Million	26 $5.67 Billion	2 $2.00 Billion	0 $0	2 $1.34 Billion	0 $0

*	Information provided is as of April 30, 2025.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Messrs. Fraser and Jia and Ms. Fletcher as of April 30, 2024 and the compensation of Mr. Vavrek as of April 30, 2025.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Fund and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager(s)	Applicable Benchmarks
Egon Vavrek	MSCI Emerging Markets Index, MSCI EM ex China 10-40 Index, MSCI Emerging Markets ex China, MSCI EM (Emerging Markets) Selected Securities B Index — EUR, MSCI EM ex Selected Securities i2.0 Country Capped Index (Gross).
Gordon Fraser, CFA Kevin Jia	MSCI Emerging Markets ex Korea, ex Taiwan in GBP; MSCI Emerging Markets Index (Net); MSCI Emerging Markets, Net Returns, in GBP; 50% MSCI EM/50% $ Libor+4%; LIBOR 3 Month Index; MSCI EM Europe 10/40 Net Index in EUR; MSCI Emerging ex Selected Countries + Frontier + Saudi Arabia NET Index.
Emily Fletcher, CFA	50% MSCI EM/50% $ Libor+4%; LIBOR 3 Month Index; MSCI EM Europe 10/40 Net Index in EUR; MSCI Emerging ex Selected Countries + Frontier + Saudi Arabia NET Index; MSCI Emerging Markets Index (Net).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With the exception of Mr. Vavrek, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The last sentence of the third paragraph of the section entitled “Other Compensation Benefits” is deleted in its entirety and replaced with the following:

Messrs. Jia and Vavrek are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of April 30, 2024:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Egon Vavrek*	None
Gordon Fraser, CFA	$500,001-$1,000,000
Kevin Jia	$10,001-$50,000
Emily Fletcher, CFA	None

*	Information provided is as of April 30, 2025.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

It should also be noted that Messrs. Fraser, Jia and Vavrek and Ms. Fletcher may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Fraser, Jia and Vavrek and Ms. Fletcher may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-EM-0525SUP

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